Exhibit (a)(1)(ii)

LETTER OF TRANSMITTAL

MERCER INTERNATIONAL INC.

OFFER TO PAY A PREMIUM FOR CONVERSION OF
ANY AND ALL OF ITS OUTSTANDING
8.5% CONVERTIBLE SENIOR SUBORDINATED NOTES DUE 2010
(CUSIP NOS. U58839AA6, 588056AG6 and 588056AF8)

Pursuant to the Offering Circular dated July 13, 2009
(as the same may be supplemented or amended from time to time, the “Offering Circular”)

Pursuant to the Exchange Offer (as defined in the Offering Circular) Mercer International Inc. (“Mercer”) is offering to exchange all properly tendered and accepted 8.5% Convertible Senior Subordinated Notes due 2010 (the “Old Convertible Notes”) for shares of its common stock, par value $1.00 per share (the “Common Stock”), its new 3% Convertible Senior Subordinated Notes due 2012 (the “New Convertible Notes”) and accrued and unpaid interest to, but excluding the Settlement Date (as defined in the Offering Circular), upon the terms and subject to the conditions set forth in the Offering Circular and herein.

The Exchange Offer will expire at 5:00 p.m., New York City time, on August 11, 2009, unless extended or earlier terminated by Mercer (such date and time, as may be extended by Mercer, the “Expiration Date”). In order to be eligible to participate in the Exchange Offer holders of Old Convertible Notes (the “Holders”) must tender and not withdraw their Old Convertible Notes before 5:00 p.m., New York City time on the Expiration Date, unless extended. Tenders may not be withdrawn after 5:00 p.m., New York City time on the Expiration Date.

Holders wishing to participate in the Exchange Offer, except Holders executing their tenders through the Automated Tender Offer Program (“ATOP”) procedures of The Depository Trust Company, as depository (“DTC”), should complete, sign and submit this Letter of Transmittal to the Exchange Agent at the address set forth below.

The Exchange Agent for the Exchange Offer is:

BNY Mellon Shareowner Services

By Registered Mail:	By Overnight Courier or Mail:
BNY Mellon Shareowner Services Corporate Actions Dept. P.O. Box 3301 South Hackensack, NJ 07606	BNY Mellon Shareowner Services 480 Washington Blvd. 27th Floor Jersey City, NJ 07310

Any requests for information concerning the Exchange Offer, for assistance in connection with the Exchange Offer, or for additional copies of the Offering Circular or related materials may be directed to the Information Agent at the address or telephone numbers set forth below. A Holder may also contact such Holder’s broker, dealer, commercial bank, trust company or other nominee for assistance concerning the Exchange Offer.

The Information Agent for the Exchange Offer is:

199 Water Street, 26th Floor
New York, NY 10038
Banks and Brokers, Please Call (212) 440-9800
(800) 267-4403

DELIVERY OF THIS LETTER OF TRANSMITTAL TO AN ADDRESS OTHER THAN THAT OF THE EXCHANGE AGENT SET FORTH ABOVE, OR TRANSMISSION HEREOF VIA FACSIMILE OTHER THAN AS SET FORTH ABOVE, WILL NOT CONSTITUTE A VALID DELIVERY OF THE LETTER OF TRANSMITTAL.

Certain terms used but not defined herein have the meanings ascribed to them in the Offering Circular.

The consideration in this Exchange Offer for each $1,000 principal amount of Old Convertible Notes validly tendered and accepted for exchange (the “Offer Consideration”) is (a) 129 shares of Common Stock; (b) a premium of $200 principal amount of our New Convertible Notes; and (c) accrued and unpaid interest to, but excluding, the Settlement Date, which amount is expected to be approximately $27.63, payable in cash (the “Accrued and Unpaid Interest”).

Only Old Convertible Notes validly tendered and not properly withdrawn prior to 5:00 p.m., New York City time, on the Expiration Date will be accepted for exchange.

This Letter of Transmittal is to be completed by a Holder desiring to tender Old Convertible Notes, unless such Holder is executing the tender through DTC’s ATOP. This Letter of Transmittal need not be completed by a Holder tendering through ATOP. Holders who wish to tender through DTC’s ATOP procedures should allow sufficient time for completion of the ATOP procedures during the normal business hours of DTC on or before the Expiration Date.

Tenders of Old Convertible Notes may be withdrawn at any time prior to the Expiration Date. For a withdrawal of Old Convertible Notes to be effective, the Exchange Agent must receive a written or facsimile transmission containing a notice of withdrawal prior to 5:00 p.m., New York City time, on the Expiration Date, by a properly transmitted “Request Message” through ATOP. Such notice of withdrawal must (i) specify the name of the Holder who tendered the Old Convertible Notes to be withdrawn, (ii) specify the aggregate principal amount represented by such Old Convertible Notes, (iii) contain a statement that such Holder is withdrawing the election to tender such Holder’s Old Convertible Notes, and (iv) be signed by the Holder in the same manner as the original signature on the Letter of Transmittal (including any required signature guarantees) or be accompanied by evidence satisfactory to Mercer that the person withdrawing the tender has succeeded to the beneficial ownership of the Old Convertible Notes. Any notice of withdrawal must identify the Old Convertible Notes to be withdrawn, including the name and number of the account at DTC to be credited, and otherwise comply with the procedures of DTC.

For a description of certain procedures to be followed in order to tender or withdraw Old Convertible Notes (through ATOP or otherwise), see “Terms of the Exchange Offer — Procedures for Tendering” in the Offering Circular and the Instructions to this Letter of Transmittal.

Holders who do not tender their Old Convertible Notes prior to the Expiration Date will continue to hold their Old Convertible Notes.

The Exchange Offer is not being made to, nor will Mercer accept tenders of Old Convertible Notes from, Holders in any jurisdiction in which the Exchange Offer or acceptance thereof would not be in compliance with securities or “Blue Sky” laws of such jurisdiction.

Questions and requests for assistance or for additional copies of the Offering Circular and this Letter of Transmittal may be directed to the Information Agent.

To properly complete this Letter of Transmittal, a Holder must:

•	complete the box below entitled “Method of Delivery”;

•	sign the letter of transmittal by completing the box entitled “Please Sign Here”; and

•	complete the Substitute Form W-9 or another appropriate form, as described under “Important Tax Information” below.

OLD CONVERTIBLE NOTES MUST BE TENDERED BY BOOK ENTRY TRANSFER

PLEASE COMPLETE THE FOLLOWING:

METHOD OF DELIVERY

Name of Tendering Institution:

Principal Amount of Old Convertible Notes Being Tendered:

DTC Participant Number:

Account Number:	Transaction Code Number:

NOTE: SIGNATURES MUST BE PROVIDED BELOW

PLEASE READ THE ACCOMPANYING INSTRUCTIONS CAREFULLY

Ladies and Gentlemen:

Subject to the terms of the Offering Circular, receipt of which is hereby acknowledged, the undersigned hereby tenders to Mercer the principal amount of the Old Convertible Notes indicated above. Subject to, and effective upon, the acceptance for exchange of the Old Convertible Notes tendered in accordance with this Letter of Transmittal, the undersigned hereby: (i) assigns and transfers to, or upon the order of, Mercer, all right, title and interest in and to the Old Convertible Notes tendered hereby; (ii) waives any and all rights with respect to the Old Convertible Notes being tendered hereby; and (iii) releases and discharges Mercer and the Exchange Agent, as trustee with respect to the Old Convertible Notes from and all claims such Holder may have, now or in the future, arising out of or related to the Old Convertible Notes.

The undersigned hereby irrevocably constitutes and appoints the Exchange Agent its true and lawful agent and attorney-in-fact (with full knowledge that the Exchange Agent also acts as the agent of Mercer) with respect to the tendered Old Convertible Notes, with full power of substitution to: (i) transfer ownership of such Old Convertible Notes on the account books maintained by DTC together with all accompanying evidences of transfer and authenticity to, or upon the order of, Mercer and (ii) present such Old Convertible Notes for transfer on the books of the registrar and receive all benefits and otherwise exercise all rights of beneficial ownership of such Old Convertible Notes, all in accordance with the terms of the Offering Circular. The power of attorney granted in this paragraph shall be deemed irrevocable and coupled with an interest.

The undersigned acknowledges and agrees that a tender of Old Convertible Notes pursuant to any of the procedures described in the Offering Circular and in the instructions hereto and an acceptance of such Old Convertible Notes by Mercer will constitute a binding agreement between the undersigned and Mercer upon the terms and subject to the conditions of the Offering Circular. For purposes of the Offering Circular, the undersigned understands that Mercer will be deemed to have accepted for exchange validly tendered Old Convertible Notes if, as and when Mercer gives oral or written notice thereof to the Exchange Agent.

The undersigned hereby represents and warrants that the undersigned has full power and authority to tender, sell, assign and transfer the Old Convertible Notes tendered hereby and when such tendered Old Convertible Notes are accepted for exchange by Mercer pursuant to the Exchange Offer, Mercer will acquire good title thereto, free and clear of all liens, restrictions, charges and encumbrances and not subject to any adverse claim or right. The undersigned will, upon request, execute and deliver any additional documents deemed by the Exchange Agent or by Mercer to be necessary or desirable to complete the sale, assignment and transfer of the Old Convertible Notes tendered hereby.

The undersigned shall indemnify and hold harmless each of Mercer, the Information Agent and the Exchange Agent (each, an “Indemnified Party”) against any losses, claims, damages or liabilities, joint or several, to which any Indemnified Party may become subject, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon a breach of the foregoing representations and warranties and will reimburse any Indemnified Party for any legal or other expenses reasonably incurred by such Indemnified Party in connection with investigating or defending any such action or claim as such expenses are incurred.

Notwithstanding any other provision of the Offering Circular, the undersigned understands that Mercer’s obligation to accept for exchange the Old Convertible Notes validly tendered and not validly withdrawn pursuant to the Exchange Offer is subject to, and conditioned upon, the satisfaction of or, where applicable, its waiver of the conditions set forth under “Terms of the Exchange Offer — Conditions of the Exchange Offer” in the Offering Circular. The undersigned understands that the Exchange Offer is not conditioned on any minimum amount of Old Convertible Notes being tendered.

The undersigned understands that Mercer reserves the right, subject to applicable law, to waive any and all conditions of the Exchange Offer, extend or terminate the Exchange Offer, or otherwise amend the Exchange Offer.

No authority conferred or agreed to be conferred by this Letter of Transmittal shall be affected by, and all such authority shall survive, the death or incapacity of the undersigned, and any obligation of the undersigned hereunder shall be binding upon the heirs, executors, administrators, trustees in bankruptcy, personal and legal representatives, successors and assigns of the undersigned.

All questions as to the form of all documents and the validity (including time of receipt) and acceptance of tenders and withdrawals of Old Convertible Notes will be determined by Mercer, in its sole discretion, and such determination shall be final and binding.

The undersigned hereby request(s) that any Old Convertible Notes representing principal amounts not tendered or not accepted for exchange be issued in the name(s) of, and be tendered by book-entry transfer, by credit to the account of DTC. The undersigned hereby request(s) that any checks for payment to be made in respect of the Convertible Notes tendered hereby be issued to the order of, and delivered to, the undersigned.

PLEASE SIGN HERE
(To Be Completed By All Tendering Holders)

Must be signed by the registered Holder(s) exactly as their name(s) appear(s) on a security position listing as the owner of Old Convertible Notes on the books of DTC or its participants. If signature is by a trustee, executor, administrator, guardian, attorney-in-fact, officer of a corporation, agent or other person acting in a fiduciary or representative capacity, such person must set forth his or her full title below under “Capacity” and submit evidence satisfactory to Mercer of such person’s authority to so act. See Instruction 3.

X

X
Signature(s) of Registered Holder(s) or Authorized Signatory

Dated:   , 2009

Name (s):

(Please Print)

Capacity (full title):

Address:
(Including Zip Code)

Area Code and Telephone No.:

IMPORTANT: COMPLETE SUBSTITUTE FORM W-9 OR APPROPRIATE OTHER FORM, AS APPLICABLE
SIGNATURE GUARANTEE

(See Instructions 1 and 3. Place medallion guarantee in the space below)

(Name of Eligible Institution Guaranteeing Signature (s))

(Address, including Zip Code, and Telephone Numbers (including area code) of Firm)

(Authorized Signature)

(Printed Name)

(Title)

Dated:   , 2009

INSTRUCTIONS

FORMING PART OF THE TERMS AND CONDITIONS OF THE EXCHANGE OFFER

1.	Guarantee of Signatures.

All signatures on this Letter of Transmittal must be guaranteed by a firm that is a member of a registered national securities exchange or FINRA, or by a commercial bank or trust company having an office or correspondent in the United States that is a participant in an approved Signature Guarantee Medallion Program (each of the foregoing being an “Eligible Institution”) unless (i) this Letter of Transmittal is signed by the registered Holder(s) (which term, for purposes of this document, shall include any participant in the DTC system whose name appears on a security position listing as the owner of Old Convertible Notes) tendered hereby or (ii) such Old Convertible Notes are tendered for the account of an Eligible Institution. See Instruction 3.

2.	Delivery of Letter of Transmittal.

This Letter of Transmittal is to be used for tenders being made pursuant to the procedures for tenders by book-entry transfer pursuant to the procedure set forth in the Offering Circular under the caption “Terms of the Exchange Offer — Procedures for Tendering”. A confirmation of a book-entry transfer into the Exchange Agent’s account at DTC of all Old Convertible Notes delivered by book-entry transfer, as well as a properly completed and duly executed Letter of Transmittal (or a facsimile thereof) and any other documents required by this Letter of Transmittal, must be received by the Exchange Agent at its address set forth above prior to the Expiration Date, as it may be extended by Mercer. Pursuant to such procedure: (i) such tender must be made by or through an Eligible Institution; and (ii) a confirmation of a book-entry transfer into the Exchange Agent’s account at DTC of all Convertible Notes delivered by book-entry transfer together with a Letter of Transmittal (or a facsimile thereof), properly completed and duly executed, with any required signature guarantees (or in the case of a book-entry transfer, an agent’s message (as defined in the Offering Circular under the caption “Terms of the Exchange Offer — Procedures for Tendering”) and any other documents required by this Letter of Transmittal, must be received by the Exchange Agent prior to the Expiration Date, all as described in the Offering Circular under the caption “Terms of the Exchange Offer — Procedures for Tendering”.

THE METHOD OF DELIVERY OF THIS LETTER OF TRANSMITTAL AND ALL OTHER REQUIRED DOCUMENTS, INCLUDING DELIVERY THROUGH DTC, IS AT THE OPTION AND RISK OF THE TENDERING HOLDER, AND THE DELIVERY WILL BE DEEMED MADE ONLY WHEN ACTUALLY RECEIVED BY THE EXCHANGE AGENT. IF DELIVERY IS BY MAIL, REGISTERED MAIL WITH RETURN RECEIPT REQUESTED, PROPERLY INSURED, IS RECOMMENDED. IN ALL CASES, SUFFICIENT TIME SHOULD BE ALLOWED TO ENSURE TIMELY DELIVERY.

No alternative, conditional or contingent tenders will be accepted, and tender will be accepted only in principal amounts of $1,000 or integral multiples thereof. By execution and delivery of this Letter of Transmittal (or a facsimile hereof), all tendering Holders waive any right to receive any notice of the acceptance of their Old Convertible Notes for payment.

3.	Signatures on Letter of Transmittal.

If any Old Convertible Notes tendered hereby are held of record by two or more persons, all such persons must sign this Letter of Transmittal.

If any Old Convertible Notes tendered hereby are registered in different names, it will be necessary to complete, sign and submit as many separate Letters of Transmittal as there are different registrations of such Old Convertible Notes.

If this Letter of Transmittal is signed by a trustee, executor, administrator, guardian, attorney-in-fact, officer of a corporation or other person acting in a fiduciary or representative capacity, such person should so indicate when signing, and proper evidence satisfactory to Mercer of such person’s authority so to act must be submitted.

4.	Questions and Requests for Assistance or Additional Copies.

Questions or requests for assistance may be directed to the Information Agent at its address and telephone numbers, as set forth on the front of this Letter of Transmittal. Requests for additional copies of the Offering Circular, this Letter of Transmittal, and the Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9 may be directed to the

Information Agent, and copies will be furnished promptly at Mercer’s expense. Holders may also contact their brokers, dealers, commercial banks, trust companies or other nominees for assistance concerning the Exchange Offer.

5.	Taxpayer Identification Number.

Please refer to the Section entitled “Important Tax Information” for information about completing a Substitute Form W-9 or an appropriate other form, as applicable.

FAILURE TO COMPLETE SUBSTITUTE IRS FORM W-9 OR AN APPROPRIATE OTHER FORM MAY RESULT IN BACKUP WITHHOLDING ON ANY PAYMENTS MADE TO YOU PURSUANT TO THE OFFERING CIRCULAR.

6.	Transfer Taxes.

Holders who tender their Old Convertible Notes for exchange in the Exchange Offer generally should not be obligated to pay any transfer taxes. However, if transfer tax would apply to the Exchange Offer, then the amount of any transfer taxes, whether imposed on the registered owner or any other persons, will be payable by the tendering Holder. If satisfactory evidence of payment of such taxes or exemption from them is not submitted to Mercer by the tendering Holder, the amount of such transfer taxes will be billed directly to the tendering Holder.

7.	Withdrawal Rights.

Tenders of Old Convertible Notes may be withdrawn at any time prior to the Expiration Date. If the Exchange Offer is terminated, the Old Convertible Notes tendered pursuant to the Exchange Offer will be promptly returned to the tendering Holders.

For a withdrawal of Old Convertible Notes to be effective, the Exchange Agent must receive a written or facsimile transmission containing a notice of withdrawal before 5:00 p.m., New York City time, on the Expiration Date, by a properly transmitted “Request Message” through ATOP. Such notice of withdrawal must (i) specify the name of the Holder who tendered the Convertible Notes to be withdrawn, (ii) contain a description of the Old Convertible Notes to be withdrawn and the aggregate principal amount represented by such Old Convertible Notes, (iii) contain a statement that such Holder is withdrawing the election to tender such Holder’s Old Convertible Notes, and (iv) be signed by the Holder in the same manner as the original signature on the letter of transmittal (including any required signature guarantees) or be accompanied by evidence satisfactory to us that the person withdrawing the tender has succeeded to the beneficial ownership of the Old Convertible Notes.

Any notice of withdrawal must identify the Old Convertible Notes to be withdrawn, including the name and number of the account at DTC to be credited and otherwise comply with the procedures of DTC. See the section of the Offering Circular entitled “Terms of the Exchange Offer — Withdrawal of Tenders”.

IMPORTANT: THIS MANUALLY SIGNED LETTER OF TRANSMITTAL (OR FACSIMILE HEREOF), PROPERLY COMPLETED AND DULY EXECUTED (TOGETHER WITH AN AGENT’S MESSAGE), AND CONFIRMATION OF BOOK-ENTRY TRANSFER AND ALL OTHER REQUIRED DOCUMENTS MUST BE RECEIVED BY THE EXCHANGE AGENT PRIOR TO THE EXPIRATION DATE.

IMPORTANT TAX INFORMATION

United States Internal Revenue Service Circular 230 Notice: To ensure compliance with Internal Revenue Service Circular 230, Holders are hereby notified that: (a) any discussion of U.S. federal tax issues contained or referred to in this Letter of Transmittal or any document referred to herein is not intended or written to be used, and cannot be used by Holders for the purpose of avoiding penalties that may be imposed on them under the United States Internal Revenue Code; (b) such discussion is written for use in connection with the promotion or marketing of the transactions or matters addressed herein; and (c) Holders should seek advice based on their particular circumstances from an independent tax advisor.

Under the U.S. federal income tax laws, the Exchange Agent will be required to withhold 28% (or such other rate specified by the Internal Revenue Code of 1986, as amended, which is referred to herein as the “Code”) of the amount of any cash payments made to certain Holders pursuant to the Exchange Offer. In order to avoid such backup withholding, each tendering Holder, and, if applicable, each other payee, must provide the Exchange Agent with such Holder’s or payee’s correct taxpayer identification number and certify that such Holder or payee is not subject to such backup withholding by completing the Substitute Form W-9 set forth below. In general, if a Holder or payee is an individual, the taxpayer identification number is the social security number of such individual. If the Exchange Agent is not provided with the correct taxpayer identification number, the Holder or payee may be subject to a $50 penalty imposed by the Internal Revenue Service. Certain Holders or payees (including, among others, all corporations and certain foreign individuals) are not subject to these backup withholding and reporting requirements. In order to satisfy the Exchange Agent that a foreign individual qualifies as an exempt recipient, such Holder or payee must submit a statement, signed under penalty of perjury, attesting to that individual’s exempt status. Such statements can be obtained from the Exchange Agent. For further information concerning backup withholding and instructions for completing the Substitute Form W-9 (including how to obtain a taxpayer identification number if you do not have one and how to complete the Substitute Form W-9 if Shares are held in more than one name), consult the enclosed Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9.

Failure to complete the Substitute Form W-9 will not, by itself, cause shares of the Common Stock or any New Convertible Notes to be deemed invalidly tendered, but may require the Exchange Agent to withhold 28% (or such other rate specified by the Code) of the amount of any cash payments made pursuant to the Exchange Offer. Backup withholding is not an additional U.S. federal income tax, but instead will be allowed as a credit against such Holder’s U.S. federal income tax liability and may entitle the Holder to a refund if the U.S. Holder furnishes the required information to the IRS. Failure to complete and return the Substitute Form W-9 may result in backup withholding of 28% (or such other rate specified by the Code) of any cash payments made to you pursuant to the Exchange Offer. Please review the enclosed Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9 for additional details.

PAYER’S NAME: Mercer International Inc.
SUBSTITUTE FORM W-9	Part I Taxpayer Identification No. — For All Accounts	Social Security Number OR Employee Identification Number

Department of the Treasury Internal Revenue Service Payer’s Request for Taxpayer Identification No.	Enter your taxpayer identification number in the appropriate box. For most individuals and sole proprietors, this is your social security number. For other entities, it is your employer identification number. If awaiting a TIN, write “Applied For” in the space above and complete the Certificate of Awaiting Taxpayer Identification Number below. If you do not have a number, see “How to Obtain a TIN” in the enclosed Guidelines.

Note: If the account is in more than one name, see the chart in the enclosed Guidelines to determine what number to enter.

Check appropriate box: ☐ Individual/Sole Proprietor ☐ Corporation ☐ Partnership
☐ Limited liability company: Enter tax classification (D = disregarded entity, C = corporation, P = partnership)
►		☐ Exempt Payee

☐ Other (specify)

Part II Certification —
Under penalties of perjury, I certify that:
(1) The number shown on this form is my correct taxpayer identification number or I am waiting for a number to be issued to me;
(2) I am not subject to backup withholding either because (a) I am exempt from backup withholding, or (b) I have not been notified by the Internal Revenue Service (“IRS”) that I am subject to backup withholding as a result of a failure to report all interest or dividends, or (c) the IRS has notified me that I am no longer subject to backup withholding; and

(3) I am a U.S. citizen or other U.S. person.
Certification Instructions — You must cross out item (2) above if you have been notified by the IRS that you are currently subject to backup withholding because you have failed to report all interest and dividends on your tax return.

SIGNATURE		DATE , 20

YOU MUST COMPLETE THE FOLLOWING CERTIFICATE IF YOU WROTE
“APPLIED FOR” IN PART I OF THIS SUBSTITUTE FORM W-9

CERTIFICATE OF AWAITING TAXPAYER IDENTIFICATION NUMBER

I certify under penalties of perjury that a Taxpayer Identification Number has not been issued to me, and either (a) I have mailed or delivered an application to receive a taxpayer identification number to the appropriate Internal Revenue Service Center or Social Security Administration Office or (b) I intend to mail or deliver an application in the near future. I understand that, notwithstanding the information I provided in Part III of the Substitute Form W-9 (and the fact that I have completed this Certificate of Awaiting Taxpayer Identification Number), 28% of all payments made to me pursuant to the Offer to Purchase shall be retained until I provide a Taxpayer Identification Number to the Payor and that, if I do not provide my Taxpayer Identification Number within sixty (60) days, such retained amounts shall be remitted to the IRS as backup withholding.

Signature	Date , 200

NOTE: FAILURE TO COMPLETE AND RETURN THIS FORM MAY RESULT IN BACKUP WITHHOLDING OF 28% ON ANY PAYMENTS MADE TO YOU PURSUANT TO THE OFFER. PLEASE REVIEW ENCLOSED GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION NUMBER ON SUBSTITUTE FORM W-9 FOR ADDITIONAL DETAILS.

GUIDELINES FOR CERTIFICATION OF TAXPAYER
IDENTIFICATION NUMBER ON SUBSTITUTE FORM W-9

Guidelines for Determining the Proper Identification Number to Give the Payer — Social Security numbers have nine digits separated by two hyphens: i.e., 000-00-0000. Employer identification numbers have nine digits separated by only one hyphen: i.e., 00-0000000. The table below will help determine the number to give the payer.

		Give the SOCIAL			Give the EMPLOYER
For this type of account		SECURITY number of:	For this type of account		IDENTIFICATION number of:
1.	An individual	The individual	7.	A valid trust, estate, or pension trust	The legal entity(4)
2.	Two or more individuals (joint account)	The actual owner of the account or, if combined funds, the first individual on the account(1)	8.	Corporate or LLC electing corporate status on Form 8832	The corporation
3.	Custodian account of a minor (Uniform Gift to Minors Act)	The minor(2)	10.	Partnership or multi-member LLC	The partnership
	b. So-called trust account that is not a legal or valid trust under state law	The actual owner(1)	11.	A broker or registered nominee	The broker or nominee
5.	Sole proprietorship or disregarded entity owned by an individual	The owner(3)	12.	Account with the Department of Agriculture in the name of a public entity (such as	The public entity
6.	Disregarded entity not owned by an individual	The owner(3)		a state or local government, school district or prison) that receives agricultural program payments

(1)	List first and circle the name of the person whose number you furnish. If only one person on a joint account has a social security number, that person’s number must be furnished.
(2)	Circle the minor’s name and furnish the minor’s social security number.
(3)	You may use either your social security number or employer identification number (if you have one). If you are a sole proprietor, the IRS encourages you to use your social security number.
(4)	List first and circle the name of the trust, estate or pension trust. (Do not furnish the identifying number of the personal representative or trustee unless the legal entity itself is not designated in the account title.)

Note:  If no name is circled when more than one name is listed, the number will be considered to be that of the first name listed.

How to Obtain a TIN

If you don’t have a taxpayer identification number or you don’t know your number, obtain Form SS-5, Application for a Social Security Number Card, or Form SS-4, Application for Employer Identification Number, at the local office of the Social Security Administration or the Internal Revenue Service (“IRS”) and apply for a number. These forms can also be obtained from the IRS website (www.irs.gov/formspubs/index.html).

Payees Exempt from Backup Withholding

Payees specifically exempted from backup withholding on all payments include the following:

1. An organization exempt from tax under section 501(a) of the Internal Revenue Code of 1986, as amended (the “Code”), an individual retirement plan, or a custodial account under section 403(b)(7) if the account satisfies the requirements of section 401(f)(2).

2. The United States or any of its agencies or instrumentalities.

3. A state, the District of Columbia, a possession of the United States, or any of their political subdivisions or instrumentalities.

4. A foreign government or any of its political subdivisions, agencies or instrumentalities.

5. An international organization or any of its agencies or instrumentalities.

Other payees that may be exempt from backup withholding include:

6. A corporation.

7. A foreign central bank of issue.

8. A dealer in securities or commodities required to register in the United States, the District of Columbia or a possession of the United States.

9. A futures commission merchant registered with the Commodity Futures Trading Commission.

10. A real estate investment trust.

11. An entity registered at all times during the tax year under the Investment Company Act of 1940.

12. A common trust fund operated by a bank under section 584(a) of the Code.

13. A financial institution.

14. A middleman known in the investment community as a nominee or custodian.

15. A trust exempt from tax under section 664 of the Code or described in section 4947.

Payments of dividends and patronage dividends not generally subject to backup withholding include the following:

•	Payments to nonresident aliens subject to withholding under section 1441 of the Code.

•	Payments to partnerships not engaged in a trade or business in the United States and that have at least one non-resident alien partner.

•	Payments of patronage dividends not paid in money.

•	Payments made by certain foreign organizations.

The chart below shows two of the types of payments that may be exempt from backup withholding. The chart applies to the exempt recipients listed above, 1 through 15.

IF the payment is for . . .	THEN the payment is exempt for . . .
Interest and dividend payments	All exempt recipients except for 9
Broker transactions	Exempt recipients 1 through 13; also, a person who regularly acts as a broker and who is registered under the Investment Advisers Act of 1940

Exempt payees should file the Substitute Form W-9 to avoid possible erroneous backup withholding.

ENTER YOUR NAME ON THE APPROPRIATE LINE AND CHECK THE APPROPRIATE BOX FOR YOUR STATUS, THEN CHECK THE “EXEMPT PAYEE” BOX, SIGN AND DATE THE FORM, AND RETURN IT TO THE PAYER. Foreign payees who are not subject to backup withholding should complete the appropriate IRS Form W-8 and return it to the payer.

Privacy Act Notice

Section 6109 of the Code requires most recipients of dividend, interest or other payments to give their correct taxpayer identification numbers to payers who must report the payments to the IRS. The IRS uses the numbers for identification purposes and to help verify the accuracy of tax returns. It may also provide this information to the Department of Justice for civil and criminal litigation, and to cities, states, the District of Columbia and U.S. possessions to carry out their tax laws. It may also disclose this information to other countries under a tax treaty, to federal and state agencies to enforce federal nontax criminal laws, and to federal law enforcement and intelligence agencies to combat terrorism.

Payees must provide payers with their taxpayer identification numbers whether or not they are required to file tax returns. Payers must generally withhold 28% of taxable interest, dividend and certain other payments to a payee who does not furnish a taxpayer identification number to a payer. Certain penalties may also apply.

Penalties

(1) Penalty for Failure to Furnish Taxpayer Identification Number — If you fail to furnish your correct taxpayer identification number to a payer, you are subject to a penalty of $50 for each such failure unless your failure is due to reasonable cause and not to willful neglect.

(2) Civil Penalty for False Information With Respect to Withholding — If you make a false statement with no reasonable basis which results in no imposition of backup withholding, you are subject to a penalty of $500.

(3) Criminal Penalty for Falsifying Information — Willfully falsifying certifications or affirmations may subject you to criminal penalties including fines and/or imprisonment.

FOR ADDITIONAL INFORMATION, CONTACT YOUR TAX CONSULTANT
OR THE INTERNAL REVENUE SERVICE.